Exhibit 99.1

Sen s i ng Rei ma g i n e d TM L a rge - W a fer Het erog e neously In t egr a t e d InG a As Pho t ode t ec tor Sensors Matthew Dummer , Jonathan Klamkin, Bei Shi, Bowen Song, Simone S. Brunelli, Michael McGivney, Douglas Oakley, Daniel Renner P a per 1 2 88 0 - 18 J an u a r y 30, 2 0 24 © Aelu m a , Inc. All R i g ht s R e serve d .

Outline

- Introduction to Aeluma
- Background on InGaAs detectors and scaling limitations
- Aeluma's scalable large-diameter wafer platform
- Detector array performance results
- Comparison to other detector technologies
- Summary of product and technology offerings
- Conclusions

© Aeluma, Inc. All Rights Reserved.

At a Glance



Aeluma™

Aeluma, Inc. (OTCQB: ALMU)

A transformative semiconductor chip company

High Performance Semiconductors that Scale

Headquarters: Goleta/Santa Barbara, California

Markets: Automotive LiDAR, Mobile, AR/VR, Communication, Defense & Aerospace, AI

Team: ~15 people

Expertise: Compound semiconductors, heteroepitaxy, photonic integrated circuits, silicon photonics, lasers, detectors, volume manufacturing

Intellectual Property: ~25 issued and pending patents, trade secrets

© Aeluma, Inc. All Rights Reserved.

3

Background on InGaAs Detectors

High Performance Detectors for Active and Passive Imaging

Automotive LiDAR



Reflected signal→
←Outgoing laser beam

Infrared Imaging





Behind the "Eye"

Representative commercial InGaAs FPA for LiDAR and imaging applications



Issues preventing broad market adoption

- **<u>Scale</u>**: Incubmbent InGaAs is specialized
- **<u>Cost</u>**: Price for detector array is too high

Aeluma's technology seeks to address these challenges with <u>scalable, cost-effective manufacturing</u>.

Performance that scales

© Aeluma, Inc. All Rights Reserved.

InGaAs: Indium Gallium Arsenide; LiDAR: Light detection and ranging; FPA: Focal plane array. Note: Outcomes cannot be guaranteed.
Sources of images: https://www.flir.com/support/products/swir-ingaas-fpa/; https://www.bhphotovideo.com; https://www.wardsauto.com/vehicles/lidar-house-battery-production-volvo-s-sights; https://ouster.com/blog/mhttps://www.foresightauto.com/thermal-cameras-solve-autonomous-trucks-dust-problem/ake-intersections-safer-trb/; https://www.deltaquad.com/vtol-drones/inspect/; www.digikey.com

4

The Aeluma Approach to Photonics Manufacturing

High Performance Technology with Large-Diameter Wafer Manufacturing


InGaAs FPA
Manufactured on
InP substrates
Aeluma
Leaping from InP to Silicon
InP substrate sizes
3 inch
4 inch
Silicon substrate sizes
8 inch
12 inch

© Aeluma, Inc. All Rights Reserved.

InP: Indium Phosphide;
Source of image: https://www.flir.com/support/products/swir-ingaas-fpa/; Note: Outcomes cannot be guaranteed.

5

Aeluma's Technology Breakthrough

Aeluma™

Scalable, Cost-Effective Manufacturing Enabled by Cutting-Edge Intellectual Property

Conventional manufacturing of InGaAs photodetector arrays





Non-scalable, manual and low throughput

16X wafer area

Moving from 3-inch to 12-inch wafers

Aeluma high-performance InGaAs photodetector arrays with Silicon manufacturing







- ✔ Highly automated and ability to produce many arrays per wafer
- ✔ 10X lower manufacturing cost for mass market applications

© Aeluma, Inc. All Rights Reserved.

Note: Outcomes cannot be guaranteed.

6

Aeluma’s Cost - Effective Scalable Manufacturing Large - Diameter Wafer Capability ● Commercial 12 - inch state - of - the - art deposition tool ● Set up for cassette (FOUP) loading production ● One of only a few such tools worldwide ● Extensive patent protection and trade secrets © Aelu m a , Inc. All R i g ht s R e serve d . 23

Aeluma's Cost-Effective Scalable Manufacturing

Large-Diameter Wafer Capability

Aeluma™

InP-on-Silicon Wafer



Photoluminescence Mapping Measurements

8-inch Wafer Map


-100 000
-80 000
-60 000
-40 000
-20 000
0
20 000
40 000
60 000
80 000
100 000
-100 000
-50 000
0
50 000
100 000
Y (µm)
X (µm)
930.0
929.0
928.0
927.0
926.0
925.0
924.0
923.0
922.0
921.0
920.0

Overlaid Scans


Max position [nm]

Excellent Uniformity Across Wafer

© Aeluma, Inc. All Rights Reserved.

23

Wafer-Scale Integration and 3D Packaging

Silicon Manufacturing Environment Enables Wafer-Scale Packaging

Aeluma™

Conventional chip-to-chip hybridization





Radiation
Silicon signal processor
Detector array
Cross-sectional view
Passivant
Metallization
Loophole interconnect
p-n junction
Si readout chip
Glue
Metal pad
(b)
Substrate
p-n junction
Passivant
Indium bump
Contact metal
SiO2
Si readout chip
(a)

- Expensive packaging with low throughput
- Limited performance indium bumps
- Pixel sizes limited to ~5 µm (>10 µm typical)

Wafer-to-wafer 3D Integration



Silicon
Dielectric
Interconnect
Silicon



SPAD
SPAD
TSV-less connections
Bottom tier: All electronic circuits

✓ **Low cost and high throughput**
✓ **Higher performance with low capacitance copper interconnect**
✓ **Small pixels (<1 µm possible)**
✓ **3D stacking of multiple CMOS layers**

© Aeluma, Inc. All Rights Reserved.

Sources of images: A. Rogalski, Optical Engineering, 42(12), 2003; https://www.allaboutcircuits.com/news/moores-law-xperi-new-die-to-wafer-bonding-technology-ic-package/; E. Charbon, et al., ICECS, 2018; CMOS: complementary metal-oxide semiconductor

9

Manufactu ring for a Mass Market Aeluma’s Large - Diameter Manufacturing Economies of Scale Automotive Sensors: Camera, Radar, and LiDAR © Aelu m a , Inc. All R i g ht s R e serve d . 10 Note: Outcomes cannot be guaranteed. Values are provided for qualitative illustration purposes only. 1 www.idc.com. • M ar k et: 11 3 m i l l i o n aut o m o ti v e v eh icl e s in 202 4 1 • E ach v eh i cle m a y ha v e 1 - 5 L iDA R sens o rs • N o te: So m e L iDA Rs r e q uire m o r e tha n 1 FPA Number o f wa fers r e q u ir ed 3 - i n c h: 1 0 6 , 3 8 3 wa fers 4 - i n c h: 5 3 , 1 9 2 3 - i n ch: 4 7 chi p s p e r wa f e r 4 - i n ch: 94 chi p s p e r wa f e r Ex am ple case: M a n u fact u r i n g 5, 0 0 0,000 F P A un i ts Number o f wa fers r e q u ir ed 8 - i n c h: 1 0 , 7 0 6 w a fers 12 - i n c h: 4 , 4 25 8 - i nch: 467 chi p s p er wa f er 1 2 - i n ch: 1, 1 30 chi p s p e r wa f e r Aeluma’s manufacturing approach can enable the scaling and cost reduction required for mass - market applications. Source of car/sensors figure: https:// www.eetimes.com/why - sensor - technology - is - the - key - to - autonomous - vehicles/

Photodetector Array Performance

Exemplary 128 X 32 InGaAs Array on 8-inch Platform



Aeluma™

Dark Current Heat Map



Dark Current [nA]
2.5
2
1.5
1
0.5
0
Pixel Index Y
Pixel Index X

Dark Current Histogram



Avg.: 172pA
Std. Dev.: 42pA
Below 3nA: 100%
Below 1nA: 99.976%
Below 0.5nA: 99.609%
Below 0.3nA: 96.436%
Number of Pixels
Dark Current [nA]

- **PDA pixel pitch = 90µm; active pixel area = 85µm x 85µm**
- **Developed for a 1064nm LiDAR system**
- **Quantum efficiency = ~93%**
- **Measurements performed at -5V**

Very low dark current demonstrated along with high array yield

© Aeluma, Inc. All Rights Reserved.

Dark Cur r ent Temper a ture Dep e ndence Temperature - Dependent Dark Current © Aelu m a , Inc. All R i g ht s R e serve d . All mea s ureme nts p e rformed at - 5V bias Temperature - Dependent Dark Current Histograms T = 25 ƒ C A v g. I d ar k = 1 55 pA St d. De v . = 1 7 pA T = 5 5 ƒ C Av g . I d ar k = 1 .1 8 n A Std. De v . = 9 0 pA T = 85 ƒ C Av g . I d ar k = 6 .67 n A Std. De v . = 49 9pA T = 1 0 5 ƒ C Av g . I d ar k = 1 8 .87 n A Std. De v . = 1 .54n A

Dark Cur r ent Temper a ture Dep e ndence Further Improvements and Opti m ization T = 85 ƒ C Av g . I d ar k = 65 7 pA Std. De v . = 27 1 pA T = 1 0 5 ƒ C Av g . I d ar k = 2 . 3 6 n A Std. De v . = 1 . 2 5 n A SR3 3 - 1 S R 33 - 3 © Aelu m a , Inc. All R i g ht s R e serve d . All mea s ureme nts p e rformed at - 5V bias Improvement Low d a rk c urren t d e m ons t r a t ed up t o 10 5 ƒ C suitable for automotive and other applications

Aeluma Outperforms the Competition

Technology Comparison



Cost-Performance Tradeoff
Cost
1550nm
InGaAs detectors
1064nm
InGaAs detectors
940nm
Silicon detectors
1064nm
Aeluma InGaAs-on-Si detectors
1550nm
Aeluma InGaAs-on-Si detectors
Increasing range and performance



12 inch Silicon
3 inch InP
12 inch Silicon
12 inch Silicon
12 inch Silicon
Aeluma™

	Incumbent technologies		Technologies under consideration for scaling and cost reduction		
Technology:	Silicon SPAD	InGaAs-on-InP	Ge-on-Si	Thin film	**InGaAs-on-Si**
Status:	Incumbent for short-range	Incumbent for long-range	Considered for long-range	Considered for long-range	Considered for long-range
Performance:	Good	Best	Low	Low	**Best**
Multiplication (ex. APD, SPAD):	Yes	Yes	Maybe	No	**Yes**
Wafer-scale integration:	Yes	No	Yes	Yes	**Yes**

Aeluma combines proven, high performance InGaAs with scalable manufacturing on large-diameter substrates to overcome the cost-performance tradeoff.

© Aeluma, Inc. All Rights Reserved.

Note: Outcomes cannot be guaranteed. Metrics not based on actual data and are provided for qualitative illustration purposes only. Typical InP substrate sizes are 3- or 4-inch. Typical Si substrate sizes are 8- or 12-inch. APD: Avalanche photodiode. SPAD: Single-photon avalanche diode.

21

Summary of Product/Technology Offerings

Detector Arrays

Custom Detector Arrays

- Low dark current photodetector arrays manufactured with large-diameter substrate platform
- Pixel and array size customizable
- Typical array sizes: 128 X 32, 256 X 128, 640 X 512
- Delivered as PDA chips or with ROICs
- FPA assembly available
- Small test arrays (ex. 8 X 8) available for eval./qual.





Examples shown are 256 X 128 arrays

Focal Plane Array Assembly



Applicable markets include automotive, mobile, AR/VR, defense & aerospace, industrial and logistics, and security

© Aeluma, Inc. All Rights Reserved.

8

Summary of Product/Technology Offerings

Large-Area InGaAs Detectors

High sensitivity, low dark current and high speed detectors for SWIR and XSWIR

- Typical Photosensitive Diameter (D): 0.25 to 5.0mm
- Typical Operating Wavelength (λ): 0.95 to 1.55μm)
- Device: PIN, APD or SPAD
- Format: Bare die or mounted in TO package



Y
X

Bare Die



TO Package



Applicable markets include automotive, mobile, AR/VR, defense & aerospace, industrial and logistics, gas sensing, instrumentation, and security

© Aeluma, Inc. All Rights Reserved.
8

Summary of Product/Technology Offerings

Heterogeneous Integration Platform



Aeluma's proprietary heterogeneous integration platform integrates high-performance compound semiconductors (ex. GaAs, InP, GaSb) on large-diameter substrates including up to 12-inch Silicon.

This technology has the potential to scale, reduce cost, and increase yield, all of which are critical for emerging and mass-market applications.

Summary of Offerings

High Quality Templates



High-quality GaAs, InP, and GaSb templates grown on up to 12-inch Silicon substrates for scaling high-performance technologies to larger wafer sizes.

Large-Scale Detectors for Wafer-Scale Integration



PDA Wafer
ROIC Wafer

Manufacturing detectors on the same substrate size as read-out ICs enables wafer-scale integration to improve performance, increase functionality, and reduce cost.

Monolithic Integration by Selective Growth



Selective growth enables CMOS process integration and may be applied to Silicon Photonics, III-V electronics integrated with Silicon CMOS, integration of InGaAs detectors with CMOS read-out ICs, and more.

Lasers for Silicon Photonics



Low-loss SiN phase shifter
QD emitter
Ge PD
Grating coupler
Low-loss SOI
Edge coupler
Heater
SiN
SOI
Upper cladding
Thermal oxide
Silicon substrate

Integration of quantum dot lasers and other group III-V active devices in Silicon Photonics

Applicable markets include automotive, mobile, AR/VR, defense & aerospace, quantum computing, AI, and communication

© Aeluma, Inc. All Rights Reserved.

8

Silicon Photonics and Laser Integration

Aeluma's Technology Can Enable Process Integration

12-inch Silicon Photonics Wafer with Aeluma Materials



Aeluma™ AIM PHOTONICS

[Aeluma, Inc. Enters into Agreement with RFSUNY to Support AIM Photonics]

Silicon Photonics Applications

High-Performance Computing and Data Centers



AI and Photonic Computing



Lasers for Silicon Photonics


Low-loss SiN phase shifter
QD emitter
Nonlinear III-V device (ex. InGaPOI)
Ge PD
Grating coupler
Low-loss SOI
Edge coupler
Heater
SiN
Upper cladding
SOI
Thermal oxide
Silicon substrate

Integration of quantum dot lasers and other group III-V active devices in Silicon Photonics

© Aeluma, Inc. All Rights Reserved.
Outcomes cannot be guaranteed.
Sources of images: https://venturebeat.com; https://spie.org/news/photonics-focus
24

Aiming to Service a Broad Market

Aeluma™

High-Performance Semiconductors for Sensing and Communications

Automotive LiDAR





- Consumer vehicles
- Robotaxis
- Trucking

Industrial and Logistics




- Robotics
- Delivery robots
- Factory automation
- Logistics
- Security

Defense & Aerospace




- Imaging and LiDAR
- Security
- Autonomous systems
- Atmospheric sensing
- Topography

Mobile and AR/VR





- Mobile phone, tablet
- Face ID
- LiDAR scanner
- Proximity sensors
- AR/VR glasses

Communications, Quantum and AI



AI

- Telecommunications
- Data centers
- Quantum computing
- 5G/6G
- AI communications

© Aeluma, Inc. All Rights Reserved.

8

Conclusions

Aeluma™

- Large-diameter wafer platform capable of scaling InGaAs detector arrays and other technologies for consumer markets including automotive and mobile
- Demonstrated very low dark current detector arrays on 8-inch wafer platform with excellent pixel yield, wafer uniformity, and high-temperature performance
- Developed selective growth processes for monolithic integration on Silicon CMOS
- Technologies available include detector arrays, large-area detectors, and heterogenous integration platform

Visit Aeluma at Booth 5143

info@aeluma.com | www.aeluma.com

© Aeluma, Inc. All Rights Reserved.